SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2019

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ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On Friday, May 24, 2019, Specialty Contracting Group, LLC (formerly known as HVAC Value Fund, LLC) (“Seller”), a wholly-owned subsidiary of Enterprise Diversified, Inc. (the “Company”), completed an asset sale transaction with an unaffiliated third-party purchaser, Rooter Hero Plumbing, Inc. (“Buyer”). In the transaction, Seller sold and conveyed to Buyer all of its personal property comprising any furniture, furnishings, equipment, machinery, customer lists and customer records, in each case as on hand and located at Seller’s Phoenix, Arizona premises as of Friday, but excluding stock inventory and Seller’s other current assets. As part of the transaction, Buyer assumed Seller’s obligations under lease and/or loan agreements for three (3) vehicles as well as the obligations to service all of Seller’s customer accounts, going forward. As consideration for the transaction, Buyer will pay Seller monthly royalties for the next sixty (60) months, calculated on the basis of revenue received from the customer accounts sold to Buyer. Under such royalty arrangements, Seller will receive 7.5% of monthly revenue generated from qualified sales during the first year, and 5% of monthly revenue during years two through five.

Item 7.01 - Regulation FD Disclosure.

On Monday, May 28, 2019, the Company issued a press release announcing the matters reported above under Item 2.01 of this Current Report on Form 8-K (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Enterprise Diversified, Inc. Press Release dated May 28, 2019

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Enterprise Diversified, Inc. Press Release dated May 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman